Certification of Chief Financial Officer
EXHIBIT 32.2
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the “Partnership”), hereby certifies, to such officer’s knowledge, that:
(i)	the accompanying quarterly report on Form 10-Q of the Partnership for the period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 9, 2005	By:	/s/ Richard S. Davis
Richard S. Davis
Executive Vice President and Chief Financial Officer Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Operating Officer
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the “Partnership”), hereby certifies, to such officer’s knowledge, that:
(i)	the accompanying quarterly report on Form 10-Q of the Partnership for the period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 9, 2005	By:	/s/ Victor J. Coleman
Victor J. Coleman
President and Chief Operating Officer Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Executive Vice President
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the “Partnership”), hereby certifies, to such officer’s knowledge, that:
(i)	the accompanying quarterly report on Form 10-Q of the Partnership for the period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 9, 2005	By:	/s/ Robert C. Peddicord
Robert C. Peddicord
Executive Vice President, Leasing and Property Operations Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Senior Vice President
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the “Partnership”), hereby certifies, to such officer’s knowledge, that:
(i)	the accompanying quarterly report on Form 10-Q of the Partnership for the period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 9, 2005	By:	/s/ David A. Swartz
David A. Swartz
Senior Vice President, General Counsel and Secretary Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.